      As filed with the Securities and Exchange Commission on March 28, 2002
                                                              FILE No. 333-93367
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 2


                                       TO

                                    FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

A. Exact name of trust:

                             JPF SEPARATE ACCOUNT A
B. Name of depositor:

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

                               One Granite Place
                               Concord, NH 03301

D. Name and complete address of agent for service:

                              Ronald R. Angarella
                                   President

                     Jefferson Pilot Securities Corporation

                               One Granite Place
                               Concord, NH 03301

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                               Jorden, Burt, Boros, Ciochetti,
Jefferson Pilot Financial Insurance Company         Berenson & Johnson LLP
          One Granite Place                   1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                 Washington, D.C. 20007-0805

                               ------------------

     It is proposed that this filing will become effective (check appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b)
     [X] 60 days after filing pursuant to paragraph (a)(i)
     [ ] on May 1, 2001 pursuant to paragraph (b) of rule (485)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

F. Proposed maximum aggregate offering prices to the public of the securities being registered:

     Registration of Indefinite Amount of Securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

G. Amount of filing Fee:

     An indefinite amount of the Registrant's securities has been registered pursuant to a declaration, under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 2-94478. Registrant filed a Rule 24f-2 Notice for the fiscal year ending December 31, 1999 on February 23, 2000.

H. Approximate date of proposed public offering:

     As soon as practicable after the effective date.

     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                                  May 1, 2001

                                 Ensemble III

                             JPF Separate Account A

                Flexible Premium Variable Life Insurance Policy

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         One Granite Place Concord, New Hampshire 03301   800-258-3648
--------------------------------------------------------------------------------

This Prospectus describes the Ensemble III Variable Life Insurance Policy ("Ensemble III" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through the Separate Account. Each Division invests exclusively in one of the following
Portfolios:

JPVF Growth Portfolio
JPVF Emerging Growth Portfolio
JPVF Mid-Cap Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Mid-Cap Value Portfolio
JPVF S&P 500 Index Portfolio
JPVF Small-Cap Value Portfolio
JPVF Value Portfolio
JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio JPVF Money Market Portfolio
American Century VP International Fund
Ayco Large Cap Growth Fund I
Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Contrafund Portfolio
MFS Research Series
MFS Utilities Series
PIMCO Total Return Bond Portfolio
Templeton International Securities Fund:  Class 2

We will continue to allocate your premium payments to the Divisions that invest in the Oppenheimer Strategic Bond Fund/VA, the Oppenheimer Bond Fund/VA and the JPVF Global Hard Assets Portfolio if you provided us with written allocation instructions dated prior to May 1, 2001 directing us to do so.

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble III insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT A REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

table of contents
--------------------------------------------------------------------

                                                     Page
                                                     ----
DEFINITIONS .......................................    3
POLICY SUMMARY ....................................    4
THE SEPARATE ACCOUNT ..............................    5
CHARGES & FEES ....................................    6
 Charges & Fees Assessed Against
  Premium .........................................    6
 Charges & Fees Assessed Against
  Accumulation Value ..............................    6
 Charges & Fees Assessed Against the
  Separate Account ................................    7
 Charges Assessed Against the Underlying
  Funds ...........................................    8
 Charges Deducted Upon Surrender ..................    9
 Surrender Charges on Surrenders and Withdrawals...    9
 Surrender Charges on Increases in Specified
   Amount..........................................    9
ALLOCATION OF PREMIUMS ............................    9
 Separate Account Investments......................    9
 Investment Advisers and Objectives for Each of
  the Funds........................................   10
 Mixed and Shared Funding; Conflicts of
  Interest ........................................   12
 Fund Additions, Deletions or
  Substitutions ...................................   12
 General Account ..................................   13
POLICY CHOICES ....................................   14
 General ..........................................   14
 Premium Payments .................................   14
 Modified Endowment Contract ......................   14
 Compliance with the Internal Revenue
  Code ............................................   14
 Death Benefit Options ............................   15
 Transfers and Allocations to Funding
  Options .........................................   16
 Telephone Transfers, Loans and
  Reallocations ...................................   17
 Automated Transfers (Dollar Cost
  Averaging and Portfolio Rebalancing) ............   17
POLICY VALUES .....................................   18
 Accumulation Value ...............................   18
 Unit Values ......................................   19
 Net Investment Factor ............................   19
 Surrender Value ..................................   20
POLICY RIGHTS .....................................   20
 Surrenders .......................................   20
 Withdrawals ......................................   20
 Grace Period .....................................   20
 Reinstatement of a Lapsed or Terminated
  Policy ..........................................   21
 Coverage Beyond Insured's Attained Age 100........   21

                                                     Page
                                                     -----
 Right to Defer Payment ...........................   21
 Policy Loans .....................................   21
 Policy Changes ...................................   22
 Right of Policy Examination ("Free Look Period")..   23
 Supplemental Benefits ............................   24
DEATH BENEFIT .....................................   24
POLICY SETTLEMENT .................................   25
 Settlement Options ...............................   25
THE COMPANY .......................................   26
DIRECTORS & OFFICERS ..............................   27
ADDITIONAL INFORMATION ............................   30
 Reports to Policyowners ..........................   30
 Right to Instruct Voting of Fund Shares ..........   30
 Disregard of Voting Instructions .................   30
 State Regulation .................................   31
 Legal Matters ....................................   31
 The Registration Statement .......................   31
 Financial Statements .............................   31
 Employment Benefit Plans .........................   31
 Distribution of the Policy .......................   31
 Independent Auditors .............................   32
GROUP OR SPONSORED ARRANGEMENTS ...................   32
TAX MATTERS .......................................   32
 General ..........................................   32
 Federal Tax Status of the Company ................   32
 Life Insurance Qualification .....................   33
 Charges for JP Financial Income Taxes ............   35
MISCELLANEOUS POLICY PROVISIONS ...................   36
 The Policy .......................................   36
 Payment of Benefits ..............................   36
 Suicide and Incontestability .....................   36
 Protection of Proceeds ...........................   36
 Nonparticipation .................................   36
 Changes in Owner and Beneficiary;
  Assignment ......................................   36
 Misstatements ....................................   36
Appendix A -- ILLUSTRATIONS OF ACCUMULATION
 VALUES, CASH VALUES AND DEATH
 BENEFITS .........................................  A-1
FINANCIAL STATEMENTS OF THE
 COMPANY ..........................................  F-1
FINANCIAL STATEMENTS OF THE
 SEPARATE ACCOUNT .................................  F-17

--------------------------------------------------------------------------------
 This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.
--------------------------------------------------------------------------------
definitions
--------------------------------------------------------------------------------

Accumulation Value: The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age: The Insured's age at his/her nearest birthday.

Allocation Date: The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

Attained Age: The Insured's age at the last Policy Anniversary.

Beneficiary: The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.

Cash Value: The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to the Policyowner on surrender of the Policy.

Code: The Internal Revenue Code of 1986, as amended.

Company: Jefferson Pilot Financial Insurance Company.

Cost of Insurance: A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Cumulative Minimum Premium: An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

Date of Receipt: Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.

Death Benefit: The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

Death Benefit Options: The methods for determining the Death Benefit.

Division: A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

Fund: An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account: A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

Grace Period: The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Surrender Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Insured: The person on whose life the Policy is issued.

Issue Age: The Age of the Insured on the Policy's Issue Date.

Issue Date: The effective date on which we issue the Policy.

Load Basis Amount: An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge. The maximum Load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $1.33 per $1000 of Specified Amount in Year 1 and $0.67 per $1000 of Specified Amount per month in Year 2.

Loan Value: Generally, 100% of the Policy's Cash Value on the date of a loan.

Minimum Annual Premium: The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

Monthly Anniversary Date: The same day in each month as the Policy Date.

Net Premium: The gross premium less a 2.5% State Premium Tax Charge, a 1.25% Federal DAC Tax Charge and a 3% Premium Load. We currently do not intend to assess the Premium Load beginning in the 11th Policy Year.

Policy: The life insurance contract described in this Prospectus.

Policy Date: The date set forth in the Policy from which policy years, policy months and policy anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the date the Policy is issued.

Policy Debt: The sum of all unpaid policy loans and accrued interest thereon.

Portfolio: A separate investment series of one of the Funds.

Premium Load: A charge we assess against premium payments, which is quaranteed not to exceed 3%.

Proof of Death: One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC: Securities and Exchange Commission.

Separate Account A or the Separate Account: JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

Service Office: Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

Specified Amount: The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

State: Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

Surrender Charge: An amount we retain upon the Surrender of the Policy, a Withdrawal or a decrease in Specified Amount.

Surrender Value: Cash Value less any Policy Debt.

Target Premium: The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

Valuation Date: The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

Valuation Period: The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

policy summary
--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable life insurance policy. The Policy provides life insurance and pays a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender or Death of the Insured. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

Charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender, partial withdrawals or decreases in Specified Amount.

You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insured, any subsequent applications, endorsements and any riders constitute the entire contract.

At the time of application, you must choose a Death Benefit Option, decide on the amount of planned premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.

The proceeds payable upon the Death of the Insured depend on the Death Benefit Option chosen. Under Option I the Death Benefit equals the greater of the current Specified Amount or the Accumulation Value on the death of the Insured multiplied by the corridor percentage. Under Option II, the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death or the Accumulation Value on the date of death multiplied by the corridor percentage. Under Option III, the Death Benefit equals the Specified Amount plus total premiums paid, less any withdrawals. We may make other options available. We will reduce the Death Benefit proceeds by any outstanding Policy Debt.

Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. The initial premium must be paid at issue. The initial premium must at least equal the minimum premium, which is based on Issue Age, underwriting class and Specified Amount. No premium payment may be less than $250 ($50 for electronic fund transfers). We will send you premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, you may reinstate it.

You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account and allocations must be in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4% per year.

the separate account
--------------------------------------------------------------------------------

The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account A was established under New Hampshire law on August 20, 1984 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

Divisions. The Policies presently offer twenty-six Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

charges & fees
--------------------------------------------------------------------------------

>CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges

Before a premium is allocated to any of the Divisions of Separate Account A and the General Account, we will deduct the following fees and charges:

< a state premium tax charge of 2.5% unless otherwise required by state law
  (2.0% in Oregon and 2.35% in California).

< a federal income tax charge of 1.25% ("Federal DAC Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

< a Premium Load, which is guaranteed not to exceed 3% of premium, and which we currently do not intend to assess after the 10th Policy Year.

The premuim charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code.


The state premium tax charge reimburses us for taxes we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.


>CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

Monthly Deduction

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), plus

ii) a Monthly Administrative Fee of $10, plus

iii) a monthly Acquisition Charge during the first two Policy Years equal to 2% of the Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

iv) the cost of optional benefits provided by rider.

v) a monthly acquisition charge during the first 24 months following any increase in Specified Amount for the first two years following the increase.

Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where:

i) is the current Cost of Insurance Rate as described in the Policy;

ii) is the death benefit at the beginning of the policy month divided by
1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

The current Cost of Insurance Rate is variable and is based on the Insured's issue age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.


Acquisition Charge. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $1.33 per $1000 of Specified Amount in year 1 and $0.67 per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge plus the Surrender Charge, discussed below, compensate us for total sales expenses for the year. To the extent sales expenses in any policy year are not recovered by the Acquisition Charges and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality Risk and Expense Risk Charges.

Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.


>CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

Mortality and Expense Risk Charge

We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.35% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

Administrative Charge for Transfers or Withdrawal
We may impose an Administrative Fee of $50 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.

>CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

Following are the investment advisory and sub-investment management fees, paid by each of the Funds as a percentage of average net assets.

Portfolio Company Annual Expenses

(as a percentage of average net assets)
                                                                                                  Total Portfolio
                                                             Management            Other              Annual
                                                                Fees              Expenses           Expenses
                                                           (After Expense      (After Expense     (After Expense
                                                          Reimbursements)     Reimbursements)     Reimbursements)
                                                         -----------------   -----------------   ----------------
JPVF Growth Portfolio ................................          0.75%               0.09%              0.84%
JPVF Emerging Growth Portfolio .......................          0.80%               0.08%              0.88%
JPVF Mid-Cap Growth Portfolio ........................          0.90%               0.14%(1)           1.04%
JPVF Capital Growth Portfolio ........................          0.97%               0.05%              1.02%
JPVF Global Hard Assets(3) ...........................          0.75%               0.35%              1.10%
JPVF Small Company Portfolio .........................          0.75%               0.08%              0.83%
JPVF Mid-Cap Value Portfolio .........................          1.05%               0.14%(1)           1.19%
JPVF S&P 500 Index Portfolio .........................          0.24%               0.04%              0.28%(2)
JPVF Small-Cap Value Portfolio .......................          1.30%               0.14%(1)           1.44%
JPVF Value Portfolio .................................          0.75%               0.06%              0.81%
JPVF International Equity Portfolio ..................          1.00%               0.15%              1.15%
JPVF World Growth Stock Portfolio ....................          0.75%               0.10%              0.85%
JPVF Balanced Portfolio ..............................          0.75%               0.09%              0.84%
JPVF High Yield Bond Portfolio .......................          0.75%               0.42%              1.17%
JPVF Money Market Portfolio ..........................          0.50%               0.07%              0.57%
American Century VP International Fund ...............          1.23%               0.00%              1.23%
Ayco Large Cap Growth Fund I .........................          0.80%               0.20%              1.00%
MFS Research Series ..................................          0.75%               0.10%              0.85%
MFS Utilities Series .................................          0.75%               0.15%              0.90%
Oppenheimer Bond Fund/VA(3) ..........................          0.72%               0.04%              0.76%
Oppenheimer Strategic Bond Fund/VA(3) ................          0.74%               0.05%              0.79%
PIMCO Total Return Bond Portfolio ....................          0.40%               0.25%              0.65%
VIP Equity-Income Portfolio ..........................          0.48%               0.08%              0.56%(4)
VIP Growth Portfolio .................................          0.57%               0.08%              0.65%(4)
VIP II Contrafund[RegTM] Portfolio ...................          0.57%               0.09%              0.66%(4)
Templeton International Securities Fund: Class 2 .....          0.67%               0.45%              1.12%(5)

(1) "Other Expenses" are based on estimated amounts for the fiscal year ending December 31, 2001.
(2) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.33%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.
(3) This Portfolio is only available if your Policy was placed prior to May 1, 2001, and you gave us written instructions to allocate premium payments or transfer Accumulation Value pursuant to our dollar cost averaging or automatic rebalancing programs to the Portfolio.
(4) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.55% for the VIP Equity-Income Portfolio, 0.64% for the VIP Growth Portfolio and 0.63% for the VIP II Contrafund[RegTM] Porfolio.

(5) Class 2 of the Templeton International Securities Fund has a distribution plan or "Rule 12b-1 Plan," described in the Fund's prospectus, under which it pays the Distributor 0.25% per year of average net assets invested in the fund's Class 2 shares, which is included in "Other Expenses" here.

Certain of the unaffiliated Portfolio advisers reimburse us for administrative costs incurred in connection with administering the Funds as variable funding options under the Policy. These reimbursements are paid by the advisers and are not charged to the Portfolios.

For further details on each Portfolio's expenses please refer to that Portfolio's prospectus. Additional copies of each Portfolio's prospectus and the Statement of Additional Information for each Portfolio may be obtained free of charge by calling (800)-258-3648 x7719.

>CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date, and is based on the Specified Amount, varying with the Issue Age, risk classification and, in most states, sex of the Insured. It will be specified in your Policy and will be in compliance with each state's nonforfeiture law. It remains level for five years, decreasing to zero in the tenth Policy Year.

The Surrender Charge in any given Policy Year will equal a percentage of the initial Surrender Charge as follows:

                 Surrender Charge
                 as Percentage of
                 Initial Surrender
 Policy Year          Charge*
-------------   ------------------
     0-5                100%
      6                  80%
      7                  60%
      8                  40%
      9                  20%
     10+                  0%

* May be lower at some ages

We will not assess a Surrender Charge after the ninth Policy Year unless there is an increase in Specified Amount. The maximum Surrender Charge that we will assess is $47.04 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male smoker, age 68. A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or reduction in Specified Amount plus any applicable pro rata Surrender Charge.

>SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

All applicable Surrender Charges are imposed on Surrenders.

We will impose a partial Surrender Charge on Withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the Withdrawal Amount or $50 will be deducted from the amount of each Withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

We will also impose a partial Surrender Charge on Decreases in Specified Amount. It will equal the amount of the Decrease in Specified Amount divided by the Specified Amount before the Decrease times the then-current Surrender Charge.


>SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT

Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.

Other Charges

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

allocation of premiums
--------------------------------------------------------------------------------

You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.

>SEPARATE ACCOUNT INVESTMENTS

The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection. The

Separate Account is currently divided into 26 divisions, which invest in Portfolios of the following open-end investment management companies:

Jefferson Pilot Variable Fund, Inc. ("JPVF")
American Century Variable Portfolios, Inc.
Ayco Series Trust
Fidelity[RegTM] Variable Insurance Products Fund ("VIP")
Fidelity[RegTM] Variable Insurance Products Fund II ("VIP II")
MFS[RegTM] Variable Insurance Trust
Oppenheimer Variable Account Funds
PIMCO Variable Insurance Trust
Franklin Templeton Variable Insurance Products Trust

Portfolios may be added or withdrawn as permitted by applicable law. Three of the portfolios are only avail-able if you purchased your Policy prior to May 1, 2001. We reserve the right to limit the total number of Portfolios you may elect over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies (See Mixed and Shared Funding).

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.


>INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS
The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.

American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Fidelity Management and Research Company "FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. OppenheimerFunds, Inc. is the investment adviser to the Oppenheimer Variable Account Funds. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.

-----------------------------------------------------------------------------------------------------------------------------------
                                         EQUITY PORTFOLIO CHOICES
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                           OBJECTIVE                                                MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio                    Capital growth by investing primarily in equity          Strong Capital
                                         securities that the Sub-Investment Manager               Management, Inc.
                                         believes have above-average growth prospects.
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Emerging Growth Portfolio           Long-term growth of capital. Dividend and                MFS
                                         interest income from portfolio securities, if any, is
                                         incidental to the Portfolio's investment objective
                                         of long-term growth.
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Growth Portfolio            Seeks capital appreciation.                              Turner Investment
                                                                                                  Partners, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Capital Growth Portfolio            Seeks capital growth. Realization of income is           Janus Capital
                                         not a significant investment consideration and           Corporation
                                         any income realized will be incidental.
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Global Hard Assets Portfolio(2)     Seeks long-term capital appreciation.                    Van Eck Associates
                                                                                                  Corporation
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Small Company Portfolio             Seeks growth of capital. The Portfolio pursues its       Lord, Abbett &
                                         objective by investing primarily in a diversified        Company
                                         portfolio of equity securities issued by small
                                         companies.
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Value Portfolio             Seeks capital appreciation.                              Wellington Management
                                                                                                  Company
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        EQUITY PORTFOLIO CHOICES
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                          OBJECTIVE                                             MANAGER
-------------------------------------   ---------------------------------------------------   ------------------------
JPVF S&P 500 Index Portfolio(1)         Seeks investment results that correspond to the       Barclays Global Fund
                                        total return of common stocks publicly traded in      Advisors
                                        the United States, as represented by the S&P 500.
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Small-Cap Value Portfolio          Seeks long-term capital appreciation by investing     Dalton, Greiner,
                                        primarily in securities of small-cap companies.       Hartman, Maher & Co.
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Value Portfolio                    Long-term growth of capital by investing              Credit Suisse
                                        primarily in a wide range of equity issues that       Management, LLC
                                        may offer capital appreciation and, secondarily,
                                        seeks a reasonable level of current income.
-----------------------------------------------------------------------------------------------------------------------------------
JPVF International Equity Portfolio     Long-term growth of capital through investments       Lombard Odier
                                        in securities whose primary trading markets are       International Portfolio
                                        outside the United States.                            Management Limited
-----------------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock Portfolio       Long-term growth through a policy of investing        Templeton Investment
                                        primarily in stocks of companies organized in the     Counsel, LLC
                                        U.S. or in any foreign nation. A portion of the
                                        Portfolio may also be invested in debt obligations
                                        of companies and governments of any nation.
                                        Any income realized will be incidental.
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP International       Seeks capital growth.                                 American Century
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Ayco Large Cap Growth Fund I            Seeks long-term growth of capital.                    Ayco
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                    Seeks to achieve capital appreciation.                FMR
-----------------------------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio             Seeks reasonable income by investing primarily        FMR
                                        in income-producing equity securities. In
                                        choosing these securities the Portfolio will also
                                        consider the potential for capital appreciation.
                                        The Portfolio's goal is to achieve a yield which
                                        exceeds the composite yield on the securities
                                        comprising the Standard & Poor's Composite
                                        Index of 500 Stocks (S&P 500).
-----------------------------------------------------------------------------------------------------------------------------------
VIP II Contrafund[RegTM] Portfolio      Seeks long-term capital appreciation.                 FMR
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research                            Seeks to provide long-term growth of capital and      MFS
                                        future income.
-----------------------------------------------------------------------------------------------------------------------------------
MFS Utilities                           Seeks capital growth and current income (income       MFS
                                        above that is available from a portfolio invested
                                        entirely in equity securities).
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities      Seeks long-term capital growth.                       Templeton Investment
Fund: Class 2                                                                                 Counsel, LLC
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                            EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME              OBJECTIVE                                           MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio     Reasonable current income and long-term capital     Janus Capital
                            growth, consistent with conservation of capital,    Corporation
                            by investing primarily in common stocks and
                            fixed income securities.
-----------------------------------------------------------------------------------------------------------------------------------

(1) "Standard & Poor's[RegTM]", "S&P[RegTM]", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
(2) This Portfolio is only available if we placed your Policy and you gave us written instructions prior to May 1, 2001 to allocate premium payments to the Portfolio or transfer Accumulation Value pursuant to dollar cost averaging or automatic rebalancing programs.

-----------------------------------------------------------------------------------------------------------------------------------
                                           FIXED INCOME PORTFOLIO CHOICES
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                             OBJECTIVE                                            Manager
-----------------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio             High level of current income by investing            MFS
                                           primarily in corporate obligations with emphasis
                                           on higher yielding, higher risk, lower-rated or
                                           unrated securities.
-----------------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio                Seeks to achieve as high a level of current          MFS
                                           income as is consistent with preservation of
                                           capital and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Bond Fund/VA (1)               Seeks a high level of current income. As a           OppenheimerFunds Inc.
                                           secondary objective, seeks capital growth when
                                           consistent with its primary objective.
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA (1)     Seeks a high level of current income principally     OppenheimerFunds Inc.
                                           derived from interest on debt securities and to
                                           enhance such income by writing covered call
                                           options on debt securities.
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Bond Portfolio          Seeks maximum total return, consistent with          PIMCO
                                           preservation of capital and prudent investment
                                           management.
-----------------------------------------------------------------------------------------------------------------------------------

(1) This Portfolio is only available if we placed your Policy and you gave us written instructions prior to May 1, 2001 to allocate premium payments or transfer Accumulation Value pursuant to dollar cost averaging or automatic rebalancing programs.

An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

                                     * * *

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.


>MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.


>FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a) to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Division to another, or from any Division to our general account;

(d) to add, combine, or remove Divisions in the Separate Account;

(e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges" on page 9 above; and

(f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

>GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.


The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

policy choices
--------------------------------------------------------------------------------

>GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's Death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

>PREMIUM PAYMENTS
The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250 ($50 for electronic fund transfers). The Policy has a minimum premium period of 5 years.

If you pay the Minimum Annual Premium, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum initial premium will equal the Minimum Annual Premium, divided by 6.

We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")


>MODIFIED ENDOWMENT CONTRACT

The Policy will be allowed to become a Modified Endowment contract under the Internal Revenue Code only with your consent. Otherwise, if at any time the premiums paid under the Policy exceed the limit for avoiding modified endowment contract status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60-day period, we will hold the excess premium in a separate deposit fund and credit it with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep the Policy in compliance.


>COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as life insurance under the Internal Revenue Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which it was received. If, for any reason, we do not refund the excess premium within the 60-day period, such amount will be held in a separate deposit fund and will be credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the policy to fail to qualify as life insurance under the Code.

Backdating

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, we will assess policy fees and charges from the Policy Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

Allocation of Premiums

We will allocate premium payments, net of the premium tax charge, Federal DAC tax charge and Premium Load, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Home Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")


>DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

Option I: The Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Death of the Insured multiplied by the corridor percentage, as described below.

Option II: The Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the Death of the Insured or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.


Option III: The Death Benefit equals the current Specified Amount plus the total premiums paid less any withdrawals to the date of death. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.


The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws.

Death Benefit Qualification Test

You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.


The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.


Following are the Corridor Percentages under the Guideline Premium Test:

                             Corridor Percentages
                      (Attained Age of the Insured at the
                        Beginning of the Contract Year)

  Age       %      Age       %      Age       %       Age       %
------   ------   -----   ------   -----   ------   -------   -----
0-40     250%      50     185%      60     130%       70      115%
  41     243       51     178       61     128        71      113
  42     236       52     171       62     126        72      111
  43     229       53     164       63     124        73      109
  44     222       54     157       64     122        74      107
  45     215       55     150       65     120      75-90     105
  46     209       56     146       66     119        91      104
  47     203       57     142       67     118        92      103
  48     197       58     138       68     117        93      102
  49     191       59     134       69     116       94+      101

The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

The tests differ as follows:

(1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

(2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

(3) If you wish to pay premiums in excess of the guideline premium test limitation, you should elect the cash value accumulation test. If you do not wish to pay premiums in excess of the guideline premium test limitations, you should consider the guideline premium test.


You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.


The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble III Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

                                              Cash Value      Guideline
                                             Accumulation      Premium
                                                 Test           Test
                                            --------------   ----------
Specified Amount ........................    100,000          100,000
Accumulation Value ......................     52,500           52,500
Corridor Percentage .....................        294%             215%
 Total Premiums less Withdrawals.........     15,000           15,000
Death Benefit Option 1 ..................    154,088          112,875
Death Benefit Option 2 ..................    154,088          152,500
Death Benefit Option 3 ..................    154,088          115,000

Under any of the Death Benefit Options, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

The Death Benefit will be set at 101% of the Cash Value on the Policy Anniversary Date nearest the Insured's Attained Age 100.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate change in the Death Benefit, such change will be subject to evidence of insurability.


>TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. Funds may be transferred between the Portfolios or from the Portfolios to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we will impose a transfer charge of $50, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (b) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowner or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowner or you.


>TELEPHONE TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing or by telephone. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.


We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


>AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.


We will continue to make automated transfers under the Dollar Cost Averaging or Portfolio Rebalancing programs to the Divisions that invest in the JPVF Global Hard Assets Portfolio, the Oppenheimer Bond Fund/VA and the Oppenheimer Strategic Bond Fund/VA if you provided us with written instructions to do so and your Policy was placed prior to May 1, 2001.


Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

policy values
--------------------------------------------------------------------------------

>ACCUMULATION VALUE

The Accumulation Value of Your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate Your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the State Premium Tax and Federal DAC Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for Your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is


(i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, plus


(ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

(iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

(iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

(v) all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction and increased by any Accumulation Value adjustment allocated to the Divisions.

We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

(i) is the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

(ii) is the amount allocated to the Divisions at the beginning of the Policy
Year;

(iii) is the Type B loan balance at the beginning of the Policy Year; and

(iv) is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

See "Policy Loans" for a description of Type B loans.


>UNIT VALUES

We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.


>NET INVESTMENT FACTOR
The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting
(3) from the result, where:

(1) is the sum of:

    (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

    (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Fund shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

>SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See Charges Deducted Upon Surrender)

policy rights
--------------------------------------------------------------------------------

>SURRENDERS


By Written Request, you may surrender or exchange the Policy under Internal Revenue Code Section 1035, the Policy for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions of the Separate Account. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)


>WITHDRAWALS

By Written Request, you may, at any time after the expiration of the Free Look Period, make Withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the Withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any Withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.


Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

< The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;

< The Policy's Accumulation Value will be reduced by the amount of the
  Withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;

< The Death Benefit will be reduced by an amount equal to the reduction in
  Accumulation Value.

The Withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option I, a Withdrawal will reduce the Specified Amount. However, we will not allow a Withdrawal if the Specified Amount will be reduced below $50,000.

If the Death Benefit Option for the Policy is Option II, a Withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

If the Death Benefit Option for the Policy is Option III, a Withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

You may allocate a Withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the Withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)


>GRACE PERIOD

Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five policy years, however, if you have paid the required cummulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

Written notice will be mailed to your last known address, according to Our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.


>REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

< The Policy has not been fully surrendered.

< You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

< We must receive evidence of insurability satisfactory to us.

< We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

< If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

< Supplemental Benefits will be reinstated only with our consent. (See Grace
  Period and Premium Payments)


>COVERAGE BEYOND INSURED'S ATTAINED AGE 100

At the Insured's Attained Age 100, we will make several changes to your Policy as follows:

< Your policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

< The Death Benefit Option in effect may not be changed;

< No further premiums will be accepted;

< No further Monthly Deductions will be taken;

< The Monthly Accumulation Value Adjustment will no longer apply;

< The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

< Any riders attached to the Policy will terminate as stipulated in the riders'
  termination provision.

>RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

>POLICY LOANS

We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the Premium Frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.


>POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a Written Request to our Home Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

Increase or Decrease in Specified Amount

You may increase the Specified Amount of this Policy after the 1st Policy Year, so long as you are under attained age 86 and you send us a written request and the Policy to Our home office. However:

< Any increase or decrease must be at least $25,000

< Any increase or decrease will affect your cost of insurance charge

< Any increase or decrease may affect the monthly Accumulation Value Adjustment

< We may require evidence of insurability for an increase

< Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect

< Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

< We will assess a charge against the Accumulation Value on the Monthly
  Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, attained age, and rating class of the Insured at the time of the increase

< Any increase will result in a new Acquisition Charge for the 24 months following the increase;

< Any increase will result in a new Surrender Charge

< We will assess a pro rata Surrender Charge on decreases

< Any decrease may result in federal tax implications (See "Federal Tax
  Matters")

< No decrease may decrease the Specified Amount below $25,000.

< Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application

< We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a modified endowment contract because of additional 1035 exchange money we receive after the policy is issued

Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:

< The change will take effect on the Monthly Anniversary Date on or next following the date on which your Written Request is received.

< There will be no change in the Surrender Charge.

< Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation
  Value.

< If you change from Option I to Option II the Specified Amount will be decreased by the Accumulation Value.

< If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.

< If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.

< If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

< Changes from Option I to II or from Option III to Option I or II will be allowed at any time while this Policy is in force, We will not require evidence of insurability for this change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

Changes from Option II to I will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. (See Surrender Charge and Right of Policy Examination) Changes to Option III are not allowed.


>RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New

Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.


>SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

< Accelerated Benefit Rider--pays a portion of the Death Benefit upon occurrence of critical or terminal illness or nursing home confinement, subject to the terms of the rider.

< Accidental Death Benefit Rider--provides a benefit in the event of accidental death, subject to the terms of the rider.


< Additional Coverage Rider--provides coverage in addition to the base coverage provided by the Policy.

  The Rider could be beneficial to Policyowners who have an immediate short-term need for higher insurance coverage and who anticipate a future reduction in insurance coverage needs and who do not expect to surrender the Policy for nine Policy Years. These Policyowners are also willing to accept higher short-term surrender charges in exchange for the deferral of surrender charges on decreases in Rider Specified Amount. Policyowners who have selected the Rider and who surrender the Policy during the first nine Policy Years will incur a higher Surrender Charge than they would have incurred if they had selected a higher Specified Amount on the Policy without the Rider.

  The minimum Specified Amount of the rider is $25,000. The Policy Specified Amount must be the greater of $25,000 or 20% of the combined Specified Amount for the Policy and the Rider, subject to underwriting requirements. The minimum Specified Amount for the policy with the Rider attached is $100,000.

  There is a monthly Acquisition Charge for the Rider which is guaranteed not to exceed 2.0% of the Rider Load Basis Amount in Rider Year One and 1.0% of the Rider Load Basis Amount in Rider Year Two. The Acquisition Charge is deducted from the Policy's Accumulation Value on each monthly Anniversary Date for the first two Policy Years. The Rider Load Basis Amount is an amount per $1,000 of Specified Amount for the Rider, which varies by sex, Issue Age and underwriting class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Rider Acquisition Charge of $1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and $0.67 per $1,000 of Rider specified Amount in Rider Year 2. See "Definitions" on pages 2 and 3 of the Prospectus.

  The monthly Unit Load for the Rider is guaranteed never to exceed $.01 per $1,000 of Rider Specified Amount. The monthly Unit Load is deducted from the Policy's Accumulation Value.

  There is a Surrender Charge which applies to surrenders of the Rider. The Surrender Charge is equal to the number of units of Rider Specified Amount times a factor which varies by Issue Age, sex, underwriting class, and policy duration. The Surrender Charge will decrease between 19% and 5%, depending on the age of the Insured, between Policy Year 1 and Policy Year 5 and will decline thereafter until it is reduced to zero in Policy Year 10 and later. The maximum first year Rider Surrender Charge is $52.07 per $1,000 of Rider Specified Amount. The Rider Surrender Charge will never vary, and will be deferred until any subsequent surrender of the Rider before the 10th Policy Year.


< Automatic Increase Rider--allows for scheduled annual increases in Specified
  Amount, subject to the terms of the rider.

< Children's Term Insurance Rider--provides increments of level term insurance on the Insured's children, subject to the terms of the rider.

< Death Benefit Maintenance Rider--provides a death benefit beyond the Insured's age 100, subject to the terms of the rider.

< Disability Waiver of Deductions--waives monthly deductions in the event of disability before age 65, subject to the terms of the rider.

< Disability Waiver of Specified Premium-- deposits a specified premium monthly into the Policy if the Insured is disabled before age 65, subject to the terms of the rider.

< Guaranteed Death Benefit Rider--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.

< Guaranteed Insurability Rider--provides that the Insured can purchase additional insurance at certain future dates without evidence of insurability, subject to the terms of the rider.

< Spouse Term Rider--provides coverage on the spouse of the insured, subject to the terms of the rider.

< Supplemental Coverage Rider--provides additional coverage to the Policy, subject to the terms of the rider.


These riders may not be available in all states.


Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in Your Policy.

death benefit
--------------------------------------------------------------------------------

The Death Benefit under the Policy will be paid in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Death of the Insured, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")
policy settlement
--------------------------------------------------------------------------------

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Insured or upon Surrender.

A written request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.


>SETTLEMENT OPTIONS

The following Settlement Options are available under the Policy:

Option A--Installments of a specified amount. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

Option B--Installments for a specified period. Payments to be made monthly for an agreed number of years.

Option C--Life Income. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

Option D--Interest. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

Option E--Interest: Retained Asset Account (Performance Plus Account). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.
Calculation of Settlement Option Values

The value of the Settlement Options will be calculated as set forth in the Policy.

the company
--------------------------------------------------------------------------------

Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The Company redomesticated to Nebraska in December of 2000. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.

At December 31, 2000 the Company and its subsidiaries had total assets of approximately $16.1 billion and had $171.1 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $27.3 billion.

We write individual life insurance and annuities. It is subject to Nebraska law governing insurance.

We are currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet its contractual obligations to its policyowners.

directors and officers
--------------------------------------------------------------------------------
                           MANAGEMENT OF JP FINANCIAL

               Executive Officers and Directors of JP Financial

                                   Directors

                               Principal Occupation and
Name                           Business Address
----------------------------------------------------------------------------------------------
Robert D. Bates .............. Executive Vice President
                               8801 Indian Hills Drive
                               Omaha, Nebraska 68114
Dennis R. Glass .............. Executive Vice President
                               (also serves as Executive Vice President, Chief Financial
                               Officer of Jefferson-Pilot Corporation and Jefferson-Pilot
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Kenneth C. Mlekush ........... President
                               (also serves as Executive Vice President of Jefferson-Pilot
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Hoyt J. Phillips ............. Senior Vice President (also serves as Senior Vice President of Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
David A. Stonecipher ......... Chairman and Chief Executive Officer
                               (also serves as President and Chief Executive Officer of
                               Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401

                   Executive Officers (Other Than Directors)

Name                            Position
--------------------------------------------------------------------------------
Charles C. Cornelio ........... Executive Vice President
Leslie L. Durland ............. Executive Vice President
John D. Hopkins ............... Executive Vice President, General Counsel
John C. Ingram ................ Executive Vice President
Mark E. Konen ................. Executive Vice President
Reggie D. Adamson ............. Senior Vice President
Ronald R. Angarella ........... Senior Vice President
Wayne M. Benseler ............. Senior Vice President
Sandra K. Callahan ............ Senior Vice President
Leonard A. Cavallaro .......... Senior Vice President
Phillip Elam II ............... Senior Vice President
Donald M. Kane ................ Senior Vice President
Paul D. Ochsner ............... Senior Vice President
Bruce G. Parker, Jr. .......... Senior Vice President
Hal B. Phillips, Jr. .......... Senior Vice President
Richard T. Stange ............. Senior Vice President, Deputy General Counsel
James R. Abernathy ............ Vice President
Peter Baldini ................. Vice President
Rick L. Bender ................ Vice President
David K. Booth ................ Vice President

Name                                 Position
--------------------------------------------------------------------------------
Jennifer K. Bowen .................. Vice President
H. Lusby Brown ..................... Vice President
Margaret O. Cain ................... Vice President
James R. Castle .................... Vice President
Michael A. Cataldo ................. Vice President
Thomas R. Charest .................. Vice President
Wendolyn J. Chase .................. Vice President
Dean F. Chatlain ................... Vice President
John A. Cindia ..................... Vice President
Rebecca M. Clark ................... Vice President
Jeffrey D. Coutts .................. Vice President
Daniel T. Cowperthwaite ............ Vice President
Patricia B. Creedon ................ Vice President
Bradford Crockett .................. Vice President
Robert Culver ...................... Vice President
Charles D. Cunningham, Jr. ......... Vice President
Gary E. Dace ....................... Vice President
Nicholas E. Dayan .................. Vice President
Richard C. Dielensnyder ............ Vice President
Kenneth S. Dwyer ................... Vice President
Henry C. Edmiston, Jr. ............. Vice President
Peter N. Ellinwood ................. Vice President
Ronald H. Emery .................... Vice President
Randal J. Freitag .................. Vice President
Mark P. Gilbert .................... Vice President
William W. Hanby ................... Vice President
Carol. R. Hardiman ................. Vice President
Thomas Heffron ..................... Vice President
James A. Hoffman, II ............... Vice President
C. Lindsay Ingram .................. Vice President
Chris J. Jakubson .................. Vice President
Maureen A. Kimball ................. Vice President
John L. Knowles, Jr. ............... Vice President
Patrick A. Lang .................... Vice President
Shari J. Lease ..................... Vice President
Edwin J. Lewandowski ............... Vice President
Valerie W. Loftin .................. Vice President
H. Scott Lane ...................... Vice President
Kurt Lustinger ..................... Vice President
Paul E. Mason ...................... Vice President
James. E. MacDonald, Jr. ........... Vice President
Steven R. McManis .................. Vice President
Marvin L. Maynard .................. Vice President
Donna L. Metcalf ................... Vice President
Fred O. Meuschke ................... Vice President
W. Hardee Mills, Jr. ............... Vice President
Thomas E. Murphy, Jr. M.D. ......... Vice President
Robert A. Peters ................... Vice President
Robert A. Reed ..................... Vice President, Secretary
Ronald W. Reed ..................... Vice President
Robert C. Risk ..................... Vice President
Daniel W. Rood ..................... Vice President
James M. Sandelli .................. Vice President
Susan C. Schoenfeld ................ Vice President
Julianne H. Sherrets ............... Vice President
Russell C. Simpson ................. Vice President and Treasurer

Name                                 Position
------------------------------------ ---------------
Francis A. Sutherland, Jr. ......... Vice President
Cynthia K. Swank ................... Vice President
John A. Thomas ..................... Vice President
John S. Valickus ................... Vice President
John C. Wayland .................... Vice President
John A. Weston ..................... Vice President
Robert H. Whalen ................... Vice President
Stephen Zahumensky ................. Vice President

The officers and employees of JP Financial who have access to the assets of Separate Account A are covered by a fidelity bond issued by American International Group in the amount of $20,000,000.

additional information
--------------------------------------------------------------------------------

>REPORTS TO POLICYOWNERS


We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous calendar year;

4. Any reports required by the 1940 Act.

Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 x 7719.

We will promptly mail confirmation notices at the time of the following transactions:

1. policy issue;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Options;

7. increases or decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.


>RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.


We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so.


We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account.


>DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.


We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

>STATE REGULATION

Jefferson Pilot Financial Insurance Company is governed under the laws of the State of Nebraska. An annual statement is filed with the Nebraska Insurance Commission on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.


In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.


The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in endorsements to the Policy.


>LEGAL MATTERS

We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serves as our Special Counsel with regard to the federal securities laws.


>THE REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.


>FINANCIAL STATEMENTS

Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account. Our most current audited financial statements are those as of the end of the most recent fiscal year.


>EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


>DISTRIBUTION OF THE POLICY

Jefferson Pilot Variable Corporation (JPVC), a North Carolina Corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.


We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 95% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

>INDEPENDENT AUDITORS

         The financial statements of the JPF Separate Account A of Jefferson Pilot Financial Insurance Company as of December 31, 2000, and for each of the three years in the period ended December 31, 2000, appearing in this Prospectus and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

         The audited consolidated financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2000 and for each of the three years in the period ended December 31, 2000, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

group or sponsored arrangements
--------------------------------------------------------------------------------

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.


We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.


The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

tax matters
--------------------------------------------------------------------------------

>GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

>FEDERAL TAX STATUS OF THE COMPANY
We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.


>LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision will be the excess premiums. We may notify you of other options available to you to keep your policy in compliance. You may also choose to have the Policy become a modified endowment contract.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59-1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

If the Insured reaches age 100, the Death Benefit will be set at 101% of the Cash Value of the Policy. We believe the Policy will continue to qualify as life insurance under the Code, however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

>CHARGES FOR JP FINANCIAL INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

miscellaneous policy provisions
--------------------------------------------------------------------------------

>THE POLICY


The Policy which you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.


>PAYMENT OF BENEFITS

All benefits are payable at our Home Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.


>SUICIDE AND INCONTESTABILITY

Suicide Exclusion--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

Incontestability--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

>PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

>NONPARTICIPATION

The Policy is not entitled to share in our divisible surplus. No dividends are payable.

>CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Home Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

>MISSTATEMENTS

If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
appendix a
--------------------------------------------------------------------------------

>ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

The amount of the accumulation value exceeds the Cash Value during the first nine policy years due to the surrender charge. For policy years ten and after, the Accumulation Value and Cash Value are equal, since the surrender charge has been reduced to zero.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III death benefits are illustrated.

The amounts shown for the death benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the dividends of Separate Account A is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the divisions of Separate Account A.

The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .76% of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of .13% of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2000. The .76% investment advisory fee is an average of the individual investment advisory fees of the twenty Portfolios. The .13% expense figure is an average of the annual expenses of the Jefferson Pilot Variable Fund Portfolios, the Templeton International Securities Fund, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios and the MFS Portfolios. Expenses for the Templeton International Securities Fund: Class 2, the Fidelity Equity Income, Growth, and Contrafund Portfolios, the MFS Research and Utilities Series, and the Oppenheimer Bond and Strategic Bond Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the divisions of Separate Account A in Policy Years 1 through 25 and 0.35% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.49%, 4.51% and 10.51%, respectively, on a current basis, and -1.74%, 4.26% and 10.26% on a guaranteed basis.

The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal DAC tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount is per month in Policy Years 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by Sex, Issue Age and rating class of the Insured.


The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and death benefits illustrated.


The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.


Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I;               ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN (1): (Current)          12%      (10.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)       12%      (10.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000




                                         ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
              PREMIUMS        -------------------------------------------------   ----------------------------------------------
  END        ACCUMULATED
  OF       AT 5% INTEREST    ACCUMULATION        CASH             DEATH          ACCUMULATION        CASH            DEATH
 YEAR         PER YEAR         VALUE(3)        VALUE(3)         BENEFIT(3)         VALUE(3)        VALUE(3)       BENEFIT(3)
------     --------------     ------------   -----------------   --------------   ------------   -------------   ------------
   1            2,100              1,247              0           100,000               1,080              0        100,000
   2            4,305              2,798          1,307           100,000               2,427            936        100,000
   3            6,620              4,684          3,193           100,000               4,069          2,578        100,000
   4            9,051              6,761          5,270           100,000               5,846          4,355        100,000
   5           11,604              9,054          7,563           100,000               7,772          6,281        100,000

   6           14,284             11,591         10,398           100,000               9,860          8,667        100,000
   7           17,098             14,396         13,502           100,000              12,123         11,229        100,000
   8           20,053             17,498         16,902           100,000              14,576         13,980        100,000
   9           23,156             20,931         20,633           100,000              17,236         16,938        100,000
  10           26,414             24,725         24,725           100,000              20,122         20,122        100,000

  11           29,834             28,979         28,979           100,000              23,259         23,259        100,000
  12           33,426             33,688         33,688           100,000              26,677         26,677        100,000
  13           37,197             38,904         38,904           100,000              30,412         30,412        100,000
  14           41,157             44,694         44,694           100,000              34,520         34,520        100,000
  15           45,315             51,125         51,125           100,000              39,051         39,051        100,000

  16           49,681             58,238         58,238           100,000              44,059         44,059        100,000
  17           54,265             66,170         66,170           100,000              49,610         49,610        100,000
  18           59,078             75,018         75,018           100,000              55,780         55,780        100,000
  19           64,132             84,897         84,897           105,272(4)           62,662         62,662        100,000
  20           69,439             95,847         95,847           116,934(4)           70,368         70,368        100,000

  25          100,227            170,724        170,724           198,040(4)          124,388        124,388        144,290(4)
  30          139,522            296,738        296,738           317,509(4)          213,660        213,660        228,617(4)
  35          189,673            508,445        508,445           533,867(4)          361,153        361,153        379,211(4)
  40          253,680            858,383        858,383           901,302(4)          596,206        596,206        626,016(4)
  45          335,370          1,430,141      1,430,141         1,501,648(4)          960,396        960,396      1,008,416(4)
  50          439,631          2,383,689      2,383,689         2,407,526(4)        1,554,419      1,554,419      1,569,963(4)

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.76% on the current basis and 10.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I;               ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN (1): (Current)          12%      (10.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)       12%      (10.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                      ASSUMING CURRENT COSTS                         ASSUMING GUARANTEED COSTS
              PREMIUMS        ------------------------------------------   ------------------------------------------
  END        ACCUMULATED
  OF       AT 5% INTEREST    ACCUMULATION        CASH          DEATH        ACCUMULATION       CASH          DEATH
 YEAR         PER YEAR         VALUE(3)        VALUE(3)      BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------       --------------   ------------   ----------     ------------   --------------   ---------    ------------
   1            2,100              1,247              0         100,000           1,080             0       100,000
   2            4,305              2,798          1,307         100,000           2,427           936       100,000
   3            6,620              4,684          3,193         100,000           4,069         2,578       100,000
   4            9,051              6,761          5,270         100,000           5,846         4,355       100,000
   5           11,604              9,054          7,563         100,000           7,772         6,281       100,000

   6           14,284             11,591         10,398         100,000           9,860         8,667       100,000
   7           17,098             14,396         13,502         100,000          12,123        11,229       100,000
   8           20,053             17,498         16,902         100,000          14,576        13,980       100,000
   9           23,156             20,931         20,633         100,000          17,236        16,938       100,000
  10           26,414             24,725         24,725         100,000          20,122        20,122       100,000

  11           29,834             28,979         28,979         100,000          23,259        23,259       100,000
  12           33,426             33,688         33,688         100,000          26,677        26,677       100,000
  13           37,197             38,904         38,904         100,000          30,412        30,412       100,000
  14           41,157             44,694         44,694         100,000          34,520        34,520       100,000
  15           45,315             51,125         51,125         100,716(4)       39,051        39,051       100,000

  16           49,681             58,188         58,188         111,720(4)       44,059        44,059       100,000
  17           54,265             65,961         65,961         123,348(4)       49,610        49,610       100,000
  18           59,078             74,506         74,506         135,602(4)       55,779        55,779       101,517(4)
  19           64,132             83,897         83,897         149,337(4)       62,515        62,515       111,277(4)
  20           69,439             94,222         94,222         163,947(4)       69,799        69,799       121,451(4)

  25          100,227            163,086        163,086         252,784(4)      115,979       115,979       179,768(4)
  30          139,522            273,368        273,368         385,448(4)      183,596       183,596       258,871(4)
  35          189,673            446,274        446,274         580,157(4)      278,184       278,184       361,639(4)
  40          253,680            713,370        713,370         870,311(4)      407,216       407,216       496,804(4)
  45          335,370          1,121,000      1,121,000       1,300,360(4)      576,287       576,287       668,493(4)
  50          439,631          1,744,513      1,744,513       1,936,410(4)      802,919       802,919       891,240(4)

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.76% on the current basis and 10.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II;              ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN (1): (Current)          12%      (10.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)       12%      (10.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                       ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
             PREMIUMS         --------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION        CASH           DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)      BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    --------------      --------------   ------------   ------------   --------------   ----------   -----------
   1            2,100              1,242              0        101,242           1,073             0       101,073
   2            4,305              2,782          1,291        102,782           2,405           914       102,405
   3            6,620              4,650          3,159        104,650           4,021         2,530       104,021
   4            9,051              6,699          5,208        106,699           5,758         4,267       105,758
   5           11,604              8,951          7,460        108,951           7,624         6,133       107,624

   6           14,284             11,433         10,240        111,433           9,628         8,435       109,628
   7           17,098             14,166         13,272        114,166          11,776        10,882       111,776
   8           20,053             17,174         16,578        117,174          14,073        13,477       114,073
   9           23,156             20,488         20,190        120,488          16,528        16,230       116,528
  10           26,414             24,130         24,130        124,130          19,143        19,143       119,143

  11           29,834             28,189         28,189        128,189          21,931        21,931       121,931
  12           33,426             32,646         32,646        132,646          24,900        24,900       124,900
  13           37,197             37,540         37,540        137,540          28,063        28,063       128,063
  14           41,157             42,919         42,919        142,919          31,442        31,442       131,442
  15           45,315             48,829         48,829        148,829          35,055        35,055       135,055

  16           49,681             55,237         55,237        155,237          38,915        38,915       138,915
  17           54,265             62,290         62,290        162,290          43,031        43,031       143,031
  18           59,078             70,031         70,031        170,031          47,410        47,410       147,410
  19           64,132             78,539         78,539        178,539          52,057        52,057       152,057
  20           69,439             87,901         87,901        187,901          56,977        56,977       156,977

  25          100,227            150,464        150,464        250,464          86,045        86,045       186,045
  30          139,522            251,788        251,788        351,788         123,479       123,479       223,479
  35          189,673            414,209        414,209        514,209         165,978       165,978       265,978
  40          253,680            674,806        674,806        774,806         207,697       207,697       307,697
  45          335,370          1,094,491      1,094,491      1,194,491         230,517       230,517       330,517
  50          439,631          1,774,675      1,774,675      1,874,675         204,958       204,958       304,958

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.76% on the current basis and 10.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II;              ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN (1): (Current)          12%      (10.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)       12%      (10.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                       ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
             PREMIUMS         --------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION        CASH           DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)      BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    --------------      --------------   ------------   ------------   --------------   ----------   -----------
   1            2,100              1,242              0        101,242           1,073             0       101,073
   2            4,305              2,782          1,291        102,782           2,405           914       102,405
   3            6,620              4,650          3,159        104,650           4,021         2,530       104,021
   4            9,051              6,699          5,208        106,699           5,758         4,267       105,758
   5           11,604              8,951          7,460        108,951           7,624         6,133       107,624

   6           14,284             11,433         10,240        111,433           9,628         8,435       109,628
   7           17,098             14,166         13,272        114,166          11,776        10,882       111,776
   8           20,053             17,174         16,578        117,174          14,073        13,477       114,073
   9           23,156             20,488         20,190        120,488          16,528        16,230       116,528
  10           26,414             24,130         24,130        124,130          19,143        19,143       119,143

  11           29,834             28,189         28,189        128,189          21,931        21,931       121,931
  12           33,426             32,646         32,646        132,646          24,900        24,900       124,900
  13           37,197             37,540         37,540        137,540          28,063        28,063       128,063
  14           41,157             42,919         42,919        142,919          31,442        31,442       131,442
  15           45,315             48,829         48,829        148,829          35,055        35,055       135,055

  16           49,681             55,237         55,237        155,237          38,915        38,915       138,915
  17           54,265             62,290         62,290        162,290          43,031        43,031       143,031
  18           59,078             70,031         70,031        170,031          47,410        47,410       147,410
  19           64,132             78,539         78,539        178,539          52,057        52,057       152,057
  20           69,439             87,901         87,901        187,901          56,977        56,977       156,977

  25          100,227            150,464        150,464        250,464          86,045        86,045       186,045
  30          139,522            251,777        251,777        355,006         123,479       123,479       223,479
  35          189,673            411,939        411,939        535,520         165,978       165,978       265,978
  40          253,680            659,370        659,370        804,432         207,697       207,697       307,697
  45          335,370          1,037,010      1,037,010      1,202,931         230,517       230,517       330,517
  50          439,631          1,614,661      1,614,661      1,792,274         204,958       204,958       304,958

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.76% on the current basis and 10.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION III;             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN (1): (Current)          12%      (10.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)       12%      (10.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000
                                                   PREMIUMS
                                      -----------------------------------


                                       ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
                            --------------------------------------------   -------------------------------------------
  END
  OF        ACCUMULATED      ACCUMULATION        CASH           DEATH       ACCUMULATION        CASH          DEATH
 YEAR     AT 5% INTEREST       VALUE(3)        VALUE(3)      BENEFIT(3)       VALUE(3)        VALUE(3)      BENEFIT(3)
------       PER YEAR       --------------   ------------   ------------   --------------   ------------   -----------
   1            2,100              1,241              0        102,000            1,070              0        102,000
   2            4,305              2,777          1,286        104,000            2,396            905        104,000
   3            6,620              4,639          3,148        106,000            4,000          2,509        106,000
   4            9,051              6,682          5,191        108,000            5,722          4,231        108,000
   5           11,604              8,927          7,436        110,000            7,568          6,077        110,000

   6           14,284             11,403         10,210        112,000            9,548          8,355        112,000
   7           17,098             14,131         13,237        114,000           11,668         10,774        114,000
   8           20,053             17,138         16,542        116,000           13,936         13,340        116,000
   9           23,156             20,455         20,157        118,000           16,358         16,060        118,000
  10           26,414             24,107         24,107        120,000           18,941         18,941        120,000

  11           29,834             28,187         28,187        122,000           21,699         21,699        122,000
  12           33,426             32,682         32,682        124,000           24,644         24,644        124,000
  13           37,197             37,635         37,635        126,000           27,796         27,796        126,000
  14           41,157             43,105         43,105        128,000           31,179         31,179        128,000
  15           45,315             49,149         49,149        130,000           34,824         34,824        130,000

  16           49,681             55,766         55,766        132,000           38,754         38,754        132,000
  17           54,265             63,105         63,105        134,000           42,996         42,996        134,000
  18           59,078             71,240         71,240        136,000           47,576         47,576        136,000
  19           64,132             80,279         80,279        138,000           52,527         52,527        138,000
  20           69,439             90,342         90,342        140,000           57,890         57,890        140,000

  25          100,227            160,765        160,765        186,488           93,278         93,278        150,000
  30          139,522            280,127        280,127        299,736          156,331        156,331        167,274
  35          189,673            480,654        480,654        504,687          267,311        267,311        280,676
  40          253,680            812,119        812,119        852,725          444,230        444,230        466,442
  45          335,370          1,353,702      1,353,702      1,421,387          718,442        718,442        754,364
  50          439,631          2,256,922      2,256,922      2,279,492        1,165,667      1,165,667      1,177,323

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.76% on the current basis and 10.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION III;             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN (1): (Current)          12%      (10.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)       12%      (10.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000


                                       ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
             PREMIUMS        --------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION        CASH           DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)      BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    --------------     --------------   ------------   ------------   --------------   ----------   -----------
   1            2,100              1,241              0        102,000           1,070             0       102,000
   2            4,305              2,777          1,286        104,000           2,396           905       104,000
   3            6,620              4,639          3,148        106,000           4,000         2,509       106,000
   4            9,051              6,682          5,191        108,000           5,722         4,231       108,000
   5           11,604              8,927          7,436        110,000           7,568         6,077       110,000

   6           14,284             11,403         10,210        112,000           9,548         8,355       112,000
   7           17,098             14,131         13,237        114,000          11,668        10,774       114,000
   8           20,053             17,138         16,542        116,000          13,936        13,340       116,000
   9           23,156             20,455         20,157        118,000          16,358        16,060       118,000
  10           26,414             24,107         24,107        120,000          18,941        18,941       120,000

  11           29,834             28,187         28,187        122,000          21,699        21,699       122,000
  12           33,426             32,682         32,682        124,000          24,644        24,644       124,000
  13           37,197             37,635         37,635        126,000          27,796        27,796       126,000
  14           41,157             43,105         43,105        128,000          31,179        31,179       128,000
  15           45,315             49,149         49,149        130,000          34,824        34,824       130,000

  16           49,681             55,766         55,766        132,000          38,754        38,754       132,000
  17           54,265             63,105         63,105        134,000          42,996        42,996       134,000
  18           59,078             71,240         71,240        136,000          47,576        47,576       136,000
  19           64,132             80,271         80,271        142,883          52,527        52,527       138,000
  20           69,439             90,231         90,231        157,002          57,890        57,890       140,000

  25          100,227            156,662        156,662        242,827          93,278        93,278       150,000
  30          139,522            263,059        263,059        370,914         149,599       149,599       210,934
  35          189,673            429,883        429,883        558,848         228,631       228,631       297,220
  40          253,680            687,591        687,591        838,862         336,537       336,537       410,576
  45          335,370          1,080,904      1,080,904      1,253,849         478,045       478,045       554,532
  50          439,631          1,682,524      1,682,524      1,867,602         667,783       667,783       741,239

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.76% on the current basis and 10.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I;               ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN (1): (Current)           6%      (4.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        6%      (4.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000


                                      ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
              PREMIUMS       -------------------------------------------   -----------------------------------------
  END        ACCUMULATED
  OF       AT 5% INTEREST    ACCUMULATION       CASH          DEATH        ACCUMULATION       CASH         DEATH
 YEAR         PER YEAR         VALUE(3)       VALUE(3)      BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------     --------------    --------------   ----------   -------------   --------------   ----------   -----------
   1            2,100             1,160             0       100,000              997              0       100,000
   2            4,305             2,538         1,047       100,000            2,188            697       100,000
   3            6,620             4,145         2,654       100,000            3,580          2,089       100,000
   4            9,051             5,818         4,327       100,000            4,998          3,507       100,000
   5           11,604             7,560         6,069       100,000            6,440          4,949       100,000

   6           14,284             9,382         8,189       100,000            7,905          6,712       100,000
   7           17,098            11,284        10,390       100,000            9,388          8,494       100,000
   8           20,053            13,270        12,674       100,000           10,885         10,289       100,000
   9           23,156            15,345        15,047       100,000           12,391         12,093       100,000
  10           26,414            17,506        17,506       100,000           13,899         13,899       100,000

  11           29,834            19,811        19,811       100,000           15,407         15,407       100,000
  12           33,426            22,205        22,205       100,000           16,911         16,911       100,000
  13           37,197            24,681        24,681       100,000           18,411         18,411       100,000
  14           41,157            27,247        27,247       100,000           19,902         19,902       100,000
  15           45,315            29,910        29,910       100,000           21,382         21,382       100,000

  16           49,681            32,623        32,623       100,000           22,844         22,844       100,000
  17           54,265            35,457        35,457       100,000           24,277         24,277       100,000
  18           59,078            38,404        38,404       100,000           25,670         25,670       100,000
  19           64,132            41,479        41,479       100,000           27,007         27,007       100,000
  20           69,439            44,696        44,696       100,000           28,278         28,278       100,000

  25          100,227            63,130        63,130       100,000           33,198         33,198       100,000
  30          139,522            87,811        87,811       100,000           33,698         33,698       100,000
  35          189,673           121,137       121,137       127,194(4)        20,652         20,652       100,000
  40          253,680           162,697       162,697       170,832(4)             0              0             0
  45          335,370           213,493       213,493       224,168(4)             0              0             0
  50          439,631           278,088       278,088       280,869(4)             0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.76% on the current basis and 4.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I;               ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN (1): (Current)           6%      (4.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        6%      (4.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000


                                      ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
             PREMIUMS         -------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION       CASH          DEATH        ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)       VALUE(3)      BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    --------------    --------------   ----------   -------------   --------------   ----------   -----------
   1            2,100             1,160             0       100,000              997              0       100,000
   2            4,305             2,538         1,047       100,000            2,188            697       100,000
   3            6,620             4,145         2,654       100,000            3,580          2,089       100,000
   4            9,051             5,818         4,327       100,000            4,998          3,507       100,000
   5           11,604             7,560         6,069       100,000            6,440          4,949       100,000

   6           14,284             9,382         8,189       100,000            7,905          6,712       100,000
   7           17,098            11,284        10,390       100,000            9,388          8,494       100,000
   8           20,053            13,270        12,674       100,000           10,885         10,289       100,000
   9           23,156            15,345        15,047       100,000           12,391         12,093       100,000
  10           26,414            17,506        17,506       100,000           13,899         13,899       100,000

  11           29,834            19,811        19,811       100,000           15,407         15,407       100,000
  12           33,426            22,205        22,205       100,000           16,911         16,911       100,000
  13           37,197            24,681        24,681       100,000           18,411         18,411       100,000
  14           41,157            27,247        27,247       100,000           19,902         19,902       100,000
  15           45,315            29,910        29,910       100,000           21,382         21,382       100,000

  16           49,681            32,623        32,623       100,000           22,844         22,844       100,000
  17           54,265            35,457        35,457       100,000           24,277         24,277       100,000
  18           59,078            38,404        38,404       100,000           25,670         25,670       100,000
  19           64,132            41,479        41,479       100,000           27,007         27,007       100,000
  20           69,439            44,696        44,696       100,000           28,278         28,278       100,000

  25          100,227            63,130        63,130       100,000           33,198         33,198       100,000
  30          139,522            86,473        86,473       121,927 (4)       33,698         33,698       100,000
  35          189,673           113,829       113,829       147,978 (4)       20,652         20,652       100,000
  40          253,680           145,200       145,200       177,144 (4)            0              0             0
  45          335,370           180,587       180,587       209,481 (4)            0              0             0
  50          439,631           220,959       220,959       245,265 (4)            0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.76% on the current basis and 4.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II;              ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN (1): (Current)           6%      (4.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        6%      (4.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000
                                                   PREMIUMS
                                      -----------------------------------


                                      ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
                            ------------------------------------------   -----------------------------------------
  END
  OF        ACCUMULATED      ACCUMULATION       CASH          DEATH       ACCUMULATION       CASH         DEATH
 YEAR     AT 5% INTEREST       VALUE(3)       VALUE(3)     BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------       PER YEAR       --------------   ----------   ------------   --------------   ----------   -----------
   1            2,100             1,160             0        100,000            997              0       100,000
   2            4,305             2,538         1,047        100,000          2,188            697       100,000
   3            6,620             4,145         2,654         100.000         3,580          2,089        100.000
   4            9,051             5,818         4,327        100,000          4,998          3,507       100,000
   5           11,604             7,560         6,069        100,000          6,440          4,949       100,000

   6           14,284             9,382         8,189        100,000          7,905          6,712       100,000
   7           17,098            11,284        10,390        100,000          9,388          8,494       100,000
   8           20,053            13,270        12,674        100,000         10,885         10,289       100,000
   9           23,156            15,345        15,047        100,000         12,391         12,093       100,000
  10           26,414            17,506        17,506        100,000         13,899         13,899       100,000

  11           29,834            19,811        19,811        100,000         15,407         15,407       100,000
  12           33,426            22,205        22,205        100,000         16,911         16,911       100,000
  13           37,197            24,681        24,681        100,000         18,411         18,411       100,000
  14           41,157            27,247        27,247        100,000         19,902         19,902       100,000
  15           45,315            29,910        29,910        100,000         21,382         21,382       100,000

  16           49,681            32,623        32,623        100,000         22,844         22,844       100,000
  17           54,265            35,457        35,457        100,000         24,277         24,277       100,000
  18           59,078            38,404        38,404        100,000         25,670         25,670       100,000
  19           64,132            41,479        41,479        100,000         27,007         27,007       100,000
  20           69,439            44,696        44,696        100,000         28,278         28,278       100,000

  25          100,227            63,130        63,130        100,000         33,198         33,198       100,000
  30          139,522            87,811        87,811        100,000         33,698         33,698       100,000
  35          189,673           121,137       121,137        127,194         20,652         20,652       100,000
  40          253,680           162,697       162,697        170,832              0              0             0
  45          335,370           213,493       213,493        224,168              0              0             0
  50          439,631           278,088       278,088        280,869              0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.76% on the current basis and 4.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II;              ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN (1): (Current)           6%      (4.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        6%      (4.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                      ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
             PREMIUMS       ------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION       CASH          DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)       VALUE(3)     BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    ---------------   --------------   ----------   ------------   --------------   ----------   -----------
   1            2,100            1,155              0       101,155             991              0       100,991
   2            4,305            2,524          1,033       102,524           2,169            678       102,169
   3            6,620            4,116          2,625       104,116           3,539          2,048       103,539
   4            9,051            5,765          4,274       105,765           4,924          3,433       104,924
   5           11,604            7,477          5,986       107,477           6,320          4,829       106,320

   6           14,284            9,259          8,066       109,259           7,725          6,532       107,725
   7           17,098           11,112         10,218       111,112           9,129          8,235       109,129
   8           20,053           13,037         12,441       113,037          10,524          9,928       110,524
   9           23,156           15,038         14,740       115,038          11,903         11,605       111,903
  10           26,414           17,110         17,110       117,110          13,252         13,252       113,252

  11           29,834           19,307         19,307       119,307          14,565         14,565       114,565
  12           33,426           21,569         21,569       121,569          15,832         15,832       115,832
  13           37,197           23,883         23,883       123,883          17,047         17,047       117,047
  14           41,157           26,253         26,253       126,253          18,200         18,200       118,200
  15           45,315           28,674         28,674       128,674          19,280         19,280       119,280

  16           49,681           31,071         31,071       131,071          20,270         20,270       120,270
  17           54,265           33,531         33,531       133,531          21,151         21,151       121,151
  18           59,078           36,031         36,031       136,031          21,898         21,898       121,898
  19           64,132           38,578         38,578       138,578          22,482         22,482       122,482
  20           69,439           41,175         41,175       141,175          22,874         22,874       122,874

  25          100,227           54,378         54,378       154,378          20,952         20,952       120,952
  30          139,522           67,243         67,243       167,243           8,670          8,670       108,670
  35          189,673           76,166         76,166       176,166               0              0             0
  40          253,680           75,627         75,627       175,627               0              0             0
  45          335,370           56,805         56,805       156,805               0              0             0
  50          439,631            6,682          6,682       106,682               0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.76% on the current basis and 4.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION III;             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN (1): (Current)           6%      (4.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        6%      (4.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                      ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
             PREMIUMS        ------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION       CASH          DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)       VALUE(3)     BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    -------------      --------------   ----------   ------------   --------------   ----------   -----------
   1            2,100            1,153              0       102,000             988              0       102,000
   2            4,305            2,519          1,028       104,000           2,158            667       104,000
   3            6,620            4,104          2,613       106,000           3,516          2,025       106,000
   4            9,051            5,745          4,254       108,000           4,884          3,393       108,000
   5           11,604            7,446          5,955       110,000           6,256          4,765       110,000

   6           14,284            9,217          8,024       112,000           7,630          6,437       112,000
   7           17,098           11,056         10,162       114,000           8,994          8,100       114,000
   8           20,053           12,966         12,370       116,000          10,340          9,744       116,000
   9           23,156           14,952         14,654       118,000          11,656         11,358       118,000
  10           26,414           17,006         17,006       120,000          12,929         12,929       120,000

  11           29,834           19,185         19,185       122,000          14,148         14,148       122,000
  12           33,426           21,427         21,427       124,000          15,299         15,299       124,000
  13           37,197           23,721         23,721       126,000          16,373         16,373       126,000
  14           41,157           26,071         26,071       128,000          17,355         17,355       128,000
  15           45,315           28,472         28,472       130,000          18,229         18,229       130,000

  16           49,681           30,848         30,848       132,000          18,969         18,969       132,000
  17           54,265           33,288         33,288       134,000          19,546         19,546       134,000
  18           59,078           35,772         35,772       136,000          19,922         19,922       136,000
  19           64,132           38,305         38,305       138,000          20,053         20,053       138,000
  20           69,439           40,895         40,895       140,000          19,887         19,887       140,000

  25          100,227           54,216         54,216       150,000          12,462         12,462       150,000
  30          139,522           67,783         67,783       160,000               0              0             0
  35          189,673           78,550         78,550       170,000               0              0             0
  40          253,680           80,427         80,427       180,000               0              0             0
  45          335,370           56,238         56,238       190,000               0              0             0
  50          439,631                0              0             0               0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.76% on the current basis and 4.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION III;             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN (1): (Current)           6%      (4.51% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        6%      (4.26% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                      ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
             PREMIUMS        ------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION       CASH          DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)       VALUE(3)     BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    --------------     --------------   ----------   ------------   --------------   ----------   -----------
   1            2,100            1,153              0       102,000             988              0       102,000
   2            4,305            2,519          1,028       104,000           2,158         441667       104,000
   3            6,620            4,104          2,613       106,000           3,516          2,025       106,000
   4            9,051            5,745          4,254       108,000           4,884          3,393       108,000
   5           11,604            7,446          5,955       110,000           6,256          4,765       110,000

   6           14,284            9,217          8,024       112,000           7,630          6,437       112,000
   7           17,098           11,056         10,162       114,000           8,994          8,100       114,000
   8           20,053           12,966         12,370       116,000          10,340          9,744       116,000
   9           23,156           14,952         14,654       118,000          11,656         11,358       118,000
  10           26,414           17,006         17,006       120,000          12,929         12,929       120,000

  11           29,834           19,185         19,185       122,000          14,148         14,148       122,000
  12           33,426           21,427         21,427       124,000          15,299         15,299       124,000
  13           37,197           23,721         23,721       126,000          16,373         16,373       126,000
  14           41,157           26,071         26,071       128,000          17,355         17,355       128,000
  15           45,315           28,472         28,472       130,000          18,229         18,229       130,000

  16           49,681           30,848         30,848       132,000          18,969         18,969       132,000
  17           54,265           33,288         33,288       134,000          19,546         19,546       134,000
  18           59,078           35,772         35,772       136,000          19,922         19,922       136,000
  19           64,132           38,305         38,305       138,000          20,053         20,053       138,000
  20           69,439           40,895         40,895       140,000          19,887         19,887       140,000

  25          100,227           54,216         54,216       150,000          12,462         12,462       150,000
  30          139,522           67,783         67,783       160,000               0              0             0
  35          189,673           78,550         78,550       170,000               0              0             0
  40          253,680           80,427         80,427       180,000               0              0             0
  45          335,370           56,238         56,238       190,000               0              0             0
  50          439,631                0              0             0               0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.76% on the current basis and 4.51% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I;               ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN (1): (Current)           0%      (-1.49% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        0%      (-1.74% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                      ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
             PREMIUMS       ------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION       CASH          DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)       VALUE(3)     BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    --------------    --------------   ----------   ------------   --------------   ----------   -----------
   1            2,100            1,072              0       100,000             915              0       100,000
   2            4,305            2,290            799       100,000           1,960            469       100,000
   3            6,620            3,650          2,159       100,000           3,132          1,641       100,000
   4            9,051            4,981          3,490       100,000           4,249          2,758       100,000
   5           11,604            6,286          4,795       100,000           5,309          3,818       100,000

   6           14,284            7,571          6,378       100,000           6,310          5,117       100,000
   7           17,098            8,832          7,938       100,000           7,247          6,353       100,000
   8           20,053           10,069          9,473       100,000           8,113          7,517       100,000
   9           23,156           11,284         10,986       100,000           8,904          8,606       100,000
  10           26,414           12,469         12,469       100,000           9,611          9,611       100,000

  11           29,834           13,675         13,675       100,000          10,232         10,232       100,000
  12           33,426           14,839         14,839       100,000          10,760         10,760       100,000
  13           37,197           15,952         15,952       100,000          11,194         11,194       100,000
  14           41,157           17,015         17,015       100,000          11,528         11,528       100,000
  15           45,315           18,025         18,025       100,000          11,758         11,758       100,000

  16           49,681           18,914         18,914       100,000          11,871         11,871       100,000
  17           54,265           19,753         19,753       100,000          11,855         11,855       100,000
  18           59,078           20,526         20,526       100,000          11,693         11,693       100,000
  19           64,132           21,235         21,235       100,000          10,365         11,365       100,000
  20           69,439           21,885         21,885       100,000          10,849         10,849       100,000

  25          100,227           23,830         23,830       100,000           4,677          4,677       100,000
  30          139,522           23,069         23,069       100,000               0              0             0
  35          189,673           16,874         16,874       100,000               0              0             0
  40          253,680                0              0             0               0              0             0
  45          335,370                0              0             0               0              0             0
  50          439,631                0              0             0               0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.24% on the current basis and -1.49% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I;               ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN (1): (Current)           0%      (-1.49% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        0%      (-1.74% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                      ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
             PREMIUMS        ------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION       CASH          DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)       VALUE(3)     BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------   ----------------    --------------   ----------   ------------   --------------   ----------   -----------
   1            2,100            1,072              0       100,000             915              0       100,000
   2            4,305            2,290            799       100,000           1,960            469       100,000
   3            6,620            3,650          2,159       100,000           3,132          1,641       100,000
   4            9,051            4,981          3,490       100,000           4,249          2,758       100,000
   5           11,604            6,286          4,795       100,000           5,309          3,818       100,000

   6           14,284            7,571          6,378       100,000           6,310          5,117       100,000
   7           17,098            8,832          7,938       100,000           7,247          6,353       100,000
   8           20,053           10,069          9,473       100,000           8,113          7,517       100,000
   9           23,156           11,284         10,986       100,000           8,904          8,606       100,000
  10           26,414           12,469         12,469       100,000           9,611          9,611       100,000

  11           29,834           13,675         13,675       100,000          10,232         10,232       100,000
  12           33,426           14,839         14,839       100,000          10,760         10,760       100,000
  13           37,197           15,952         15,952       100,000          11,194         11,194       100,000
  14           41,157           17,015         17,015       100,000          11,528         11,528       100,000
  15           45,315           18,025         18,025       100,000          11,758         11,758       100,000

  16           49,681           18,914         18,914       100,000          11,871         11,871       100,000
  17           54,265           19,753         19,753       100,000          11,855         11,855       100,000
  18           59,078           20,526         20,526       100,000          11,693         11,693       100,000
  19           64,132           21,235         21,235       100,000          11,365         11,365       100,000
  20           69,439           21,885         21,885       100,000          10,849         10,849       100,000

  25          100,227           23,830         23,830       100,000           4,677          4,677       100,000
  30          139,522           23,069         23,069       100,000               0              0             0
  35          189,673           16,874         16,874       100,000               0              0             0
  40          253,680                0              0             0               0              0             0
  45          335,370                0              0             0               0              0             0
  50          439,631                0              0             0               0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.24% on the current basis and -1.49% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II;              ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN (1): (Current)           0%      (-1.49% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        0%      (-1.74% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                      ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
             PREMIUMS       ------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION       CASH          DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)       VALUE(3)     BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    --------------    --------------   ----------   ------------   --------------   ----------   -----------
   1            2,100            1,068              0       101,068             909              0       100,909
   2            4,305            2,278            787       102,278           1,943            452       101,943
   3            6,620            3,625          2,134       103,625           3,096          1,605       103,096
   4            9,051            4,938          3,447       104,938           4,187          2,696       104,187
   5           11,604            6,219          4,728       106,219           5,213          3,722       105,213

   6           14,284            7,476          6,283       107,476           6,171          4,978       106,171
   7           17,098            8,704          7,810       108,704           7,054          6,160       107,054
   8           20,053            9,902          9,306       109,902           7,856          7,260       107,856
   9           23,156           11,074         10,776       111,074           8,569          8,271       108,569
  10           26,414           12,208         12,208       112,208           9,185          9,185       109,185

  11           29,834           13,354         13,354       113,354           9,700          9,700       109,700
  12           33,426           14,450         14,450       114,450          10,106         10,106       110,106
  13           37,197           15,481         15,481       115,481          10,403         10,403       110,403
  14           41,157           16,451         16,451       116,451          10,585         10,585       110,585
  15           45,315           17,352         17,352       117,352          10,645         10,645       110,645

  16           49,681           18,101         18,101       118,101          10,572         10,572       110,572
  17           54,265           18,785         18,785       118,785          10,354         10,354       110,354
  18           59,078           19,381         19,381       119,381           9,974          9,974       109,974
  19           64,132           19,894         19,894       119,894           9,411          9,411       109,411
  20           69,439           20,328         20,328       120,328           8,648          8,648       108,648

  25          100,227           20,760         20,760       120,760           1,306          1,306       101,306
  30          139,522           17,543         17,543       117,543               0              0             0
  35          189,673            8,006          8,006       108,006               0              0             0
  40          253,680                0              0             0               0              0             0
  45          335,370                0              0             0               0              0             0
  50          439,631                0              0             0               0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.24% on the current basis and -1.49% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II;              ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN (1): (Current)           0%      (-1.49% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        0%      (-1.74% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                      ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
             PREMIUMS        ------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION       CASH          DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)       VALUE(3)     BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    --------------     --------------   ----------   ------------   --------------   ----------   -----------
   1            2,100            1,068              0       101,068             909              0       100,909
   2            4,305            2,278            787       102,278           1,943            452       101,943
   3            6,620            3,625          2,134       103,625           3,096          1,605       103,096
   4            9,051            4,938          3,447       104,938           4,187          2,696       104,187
   5           11,604            6,219          4,728       106,219           5,213          3,722       105,213

   6           14,284            7,476          6,283       107,476           6,171          4,978       106,171
   7           17,098            8,704          7,810       108,704           7,054          6,160       107,054
   8           20,053            9,902          9,306       109,902           7,856          7,260       107,856
   9           23,156           11,074         10,776       111,074           8,569          8,271       108,569
  10           26,414           12,208         12,208       112,208           9,185          9,185       109,185

  11           29,834           13,354         13,354       113,354           9,700          9,700       109,700
  12           33,426           14,450         14,450       114,450          10,106         10,106       110,106
  13           37,197           15,481         15,481       115,481          10,403         10,403       110,403
  14           41,157           16,451         16,451       116,451          10,585         10,585       110,585
  15           45,315           17,352         17,352       117,352          10,645         10,645       110,645

  16           49,681           18,101         18,101       118,101          10,572         10,572       110,572
  17           54,265           18,785         18,785       118,785          10,354         10,354       110,354
  18           59,078           19,381         19,381       119,381           9,974          9,974       109,974
  19           64,132           19,894         19,894       119,894           9,411          9,411       109,411
  20           69,439           20,328         20,328       120,328           8,648          8,648       108,648

  25          100,227           20,760         20,760       120,760           1,306          1,306       101,306
  30          139,522           17,543         17,543       117,543               0              0             0
  35          189,673            8,006          8,006       108,006               0              0             0
  40          253,680                0              0             0               0              0             0
  45          335,370                0              0             0               0              0             0
  50          439,631                0              0             0               0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.24% on the current basis and -1.49% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION III;             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN (1): (Current)           0%      (-1.49% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        0%      (-1.74% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                      ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
              PREMIUMS      ------------------------------------------   -----------------------------------------
  END        ACCUMULATED
  OF       AT 5% INTEREST    ACCUMULATION       CASH          DEATH       ACCUMULATION       CASH         DEATH
 YEAR         PER YEAR         VALUE(3)       VALUE(3)     BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------     --------------   --------------   ----------   ------------   --------------   ----------   -----------
   1            2,100            1,067              0       102,000             906              0       102,000
   2            4,305            2,272            781       104,000           1,932            441       104,000
   3            6,620            3,611          2,120       106,000           3,072          1,581       106,000
   4            9,051            4,915          3,424       108,000           4,144          2,653       108,000
   5           11,604            6,184          4,693       110,000           5,143          3,652       110,000

   6           14,284            7,425          6,232       112,000           6,067          4,874       112,000
   7           17,098            8,635          7,741       114,000           6,904          6,010       114,000
   8           20,053            9,812          9,216       116,000           7,647          7,051       116,000
   9           23,156           10,958         10,660       118,000           8,286          7,988       118,000
  10           26,414           12,063         12,063       120,000           8,807          8,807       120,000

  11           29,834           13,173         13,173       122,000           9,204          9,204       122,000
  12           33,426           14,227         14,227       124,000           9,463          9,463       124,000
  13           37,197           15,207         15,207       126,000           9,579          9,579       126,000
  14           41,157           16,115         16,115       128,000           9,539          9,539       128,000
  15           45,315           16,942         16,942       130,000           9,329          9,329       130,000

  16           49,681           17,592         17,592       132,000           8,930          8,930       132,000
  17           54,265           18,159         18,159       134,000           8,314          8,314       134,000
  18           59,078           18,615         18,615       136,000           7,451          7,451       136,000
  19           64,132           18,961         18,961       138,000           6,299          6,299       138,000
  20           69,439           19,200         19,200       140,000           4,818          4,818       140,000

  25          100,227           17,931         17,931       150,000               0              0             0
  30          139,522           10,544         10,544       160,000               0              0             0
  35          189,673                0              0             0               0              0             0
  40          253,680                0              0             0               0              0             0
  45          335,370                0              0             0               0              0             0
  50          439,631                0              0             0               0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.24% on the current basis and -1.49% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION III;             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN (1): (Current)           0%      (-1.49% net)
MALE NON-SMOKER ISSUE AGE 45                                (Guaranteed)        0%      (-1.74% net)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):     $2,000



                                      ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
             PREMIUMS        ------------------------------------------   -----------------------------------------
  END       ACCUMULATED
  OF      AT 5% INTEREST     ACCUMULATION       CASH          DEATH       ACCUMULATION       CASH         DEATH
 YEAR        PER YEAR          VALUE(3)       VALUE(3)     BENEFIT(3)       VALUE(3)       VALUE(3)     BENEFIT(3)
------    --------------     --------------   ----------   ------------   --------------   ----------   -----------
   1            2,100            1,067              0       102,000             906              0       102,000
   2            4,305            2,272            781       104,000           1,932            441       104,000
   3            6,620            3,611          2,120       106,000           3,072          1,581       106,000
   4            9,051            4,915          3,424       108,000           4,144          2,653       108,000
   5           11,604            6,184          4,693       110,000           5,143          3,652       110,000

   6           14,284            7,425          6,232       112,000           6,067          4,874       112,000
   7           17,098            8,635          7,741       114,000           6,904          6,010       114,000
   8           20,053            9,812          9,216       116,000           7,647          7,051       116,000
   9           23,156           10,958         10,660       118,000           8,286          7,988       118,000
  10           26,414           12,063         12,063       120,000           8,807          8,807       120,000

  11           29,834           13,173         13,173       122,000           9,204          9,204       122,000
  12           33,426           14,227         14,227       124,000           9,463          9,463       124,000
  13           37,197           15,207         15,207       126,000           9,579          9,579       126,000
  14           41,157           16,115         16,115       128,000           9,539          9,539       128,000
  15           45,315           16,942         16,942       130,000           9,329          9,329       130,000

  16           49,681           17,592         17,592       132,000           8,930          8,930       132,000
  17           54,265           18,159         18,159       134,000           8,314          8,314       134,000
  18           59,078           18,615         18,615       136,000           7,451          7,451       136,000
  19           64,132           18,961         18,961       138,000           6,299          6,299       138,000
  20           69,439           19,200         19,200       140,000           4,818          4,818       140,000

  25          100,227           17,931         17,931       150,000               0              0             0
  30          139,522           10,544         10,544       160,000               0              0             0
  35          189,673                0              0             0               0              0             0
  40          253,680                0              0             0               0              0             0
  45          335,370                0              0             0               0              0             0
  50          439,631                0              0             0               0              0             0

-------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.24% on the current basis and -1.49% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKINGS REGARDING INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                     REPRESENTATION REGARDING RULE 6e-3(T)

This filing is made in reliance on Rule 6e-3(T) of the Investment Company Act of 1940.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:
    The cover sheet.
    The Prospectus consisting of 78 pages.
    The undertaking to file reports.
    The undertaking pursuant to Rule 484(b) (1) under the Securities
    Act of 1933.
    The Representations Regarding Fees and Charges.
    The Representation Regarding Rule 6e-3(T).
    The signatures.


The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified copy of Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984 (in lieu of indenture or trust creating unit investment trust) (Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

     (b) Not applicable.

     (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to
     Exhibit 1(c)(i) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c) (iv) of Post-Effective Amendment No. 12 to the Registration Statement on Form 2-6 dated April 17, 1996).

         (v) Schedule of Commissions. (Incorporated by reference to Exhibit 1(c)(v) of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (333-93367) dated April 19, 2000.

     (d) Not applicable

     (e) (i) Specimen Policy (Incorporated by reference to Exhibit 1(e)(i) of Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 (333-93367) dated April 19, 2000.

     (e) (ii) Form of Riders (Incorporated by reference to Exhibit 1(e)(ii) of Registration Statement on Form S-6 (33-77496) dated March 22, 1994.

     (f) (i) Amended and Restated Charter (with all amendments) of Chubb Life Insurance Company of America. (Incorporated by Reference to Exhibit 1(f)
     (i) of Post-Effective Amendment No. 2 on

     Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33-72830).

         (ii) By-Laws of Chubb Life Insurance Company of America. (Incorporated by Reference to Exibit 1(f) (ii) of Post-Effective Amendment No. 2 on Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33- 72830).

     (g) Not applicable.

     (h)(i) Fund Distribution Agreement between Chubb America Fund, Inc., and Chubb Securities Corporation (incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund Inc., filed on April 11, 1990, Registration No. 2-94479).

         (ii) Amendment to Fund Distribution Agreement between Chubb America Fund, Inc. and Chubb Securities Corporation (incorporated by reference to
     Exhibit 6(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (iii) Amended and Restated Investment Management Agreement between Chubb America Fund, Inc., and Chubb Investment Advisory Corporation (incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (iv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton, Galbraith & Hansberger Ltd. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc., filed April 14, 1993, Registration No. 2-94479).

         (vii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation (incorporated by reference to Exhibit 5(f) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (viii) Sub-Investment Management Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation (incorporated by reference to Exhibit 5(g) of Post-Effective Amendment No. 7 of Form N-1A of Chubb America

     Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (ix) Custodian Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to Form N-1A of Chubb America Fund, Inc., filed on February 21, 1991, Registration No. 2-94479).

         (x) Amendment to the Custodial Services Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to
     Exhibit 8(b) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xi) Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 of Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xii) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Growth and Income Portfolio (incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 9 of Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

         (xiii) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Capital Growth Portfolio (incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

         (xiv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation (incorporated by reference to Exhibit 5(m) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Phoenix Investment Counsel, Inc. (incorporated by reference to Exhibit 5(n) of Post-Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xvi) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form of Chubb America Fund, Inc. filed on February 14, 1995 Registration No. 2-94479).

         (xvii) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995 Registration No. 2-94479).

         (xviii) Form of Sub-Investment Management Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(q) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc., filed on February 14, 1995, Registration No. 2-94479).

     (i) Not Applicable.

     (j) Application.

2.   Specimen Policy. (Same as 1(e)).

3. Opinion of counsel. (Incorporated by reference to Exhibit 3 of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (333-93367) dated April 19, 2000).

4.   Not Applicable.

5.   Not Applicable.

6. Actuarial opinion and consent of Richard Dielensnyder, FSA, MAAA (Incorporated by reference to Exhibit 6 of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (333-93367) dated April 19,
     2000).


7.   N/A

8.   Procedures Memorandum (to be filed by Amendment).


9.   Specimen Notice of Right of Withdrawal, pursuant to Rule 6e3 (T) (b) (13)
     (viii). (Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 17, 1996).

11.  (a) Not Applicable.
     (b) Not Applicable.

12. (Incorporated by reference to Exhibit 12 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

13. (Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

14.  Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Post-Effective Amendment No. 2 to the Registration Statement and, has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to the hereunto affixed and attested, all in Concord, New Hampshire on the 28th day of March, 2002.



(SEAL)                               JPF SEPARATE ACCOUNT A
                                       (Registrant)
                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     AMERICA (Depositor)


                                     By:  /s/ Russell C. Simpson
                                     -------------------------------------------
                                              Russell C. Simpson


                                     Title:   Treasurer
                                     -------------------------------------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Jefferson Pilot Financial Insurance Company certifies that it meets the requirements of the Securities Act Rule 485(a) for effectiveness of this Post-Effective Amendment No. 2 to the Registration Statement and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 28th day of March, 2002.


[SEAL APPEARS HERE]                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY


                                     By:  /s/ Charles C. Cornelio
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                            Title                    Date

/s/ Robert D. Bates
-----------------------------------   Director             March 28, 2002
    Robert D. Bates

/s/ Dennis R. Glass
-----------------------------------   Director             March 28, 2002
    Dennis R. Glass

/s/ Kenneth C. Mlekush
-----------------------------------   Director             March 28, 2002
    Kenneth C. Mlekush

/s/ Hoyt J. Phillips
-----------------------------------   Director             March 28, 2002
    Hoyt J. Phillips

/s/ David A. Stonecipher
-----------------------------------   Director             March 28, 2002
    David A. Stonecipher